SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
During February 2023, the Company received formal requests to exchange 2017 Notes in an aggregated principal amount of $1,535. The Company is required to settle all these requests in cash, during the second quarter of 2023. See Note 15 for further information regarding the 2017 Notes.
On February 20, 2023, NICE Ltd received. an Order of Final Assessment for the 2016 tax year, in the sum of $8,784, from the Israeli Tax Authorities. The Company has provided an amount it believes is sufficient for what it believes will be the final settlement amount within its provision for income taxes and our tax estimates.

On February 23, 2023, the Company announced plans to fully execute in its entirety the $250,000 share repurchase program announced in the fourth quarter by the end of 2023(See Note 14c for additional information).